SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )



Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ] Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12


                       Gentner Communications Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     5)   Total fee paid:

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

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ----------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     3)   Filing Party:

          ----------------------------------------------------------------------

     4)   Date Filed:

          ----------------------------------------------------------------------

                       GENTNER COMMUNICATIONS CORPORATION
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 October 9, 2000


TO THE SHAREHOLDERS:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Gentner Communications Corporation (the "Company"), a Utah Corporation, will be held on November 16, 2000, at 3:15 P.M. MST, at the Company's corporate offices located at 1825 Research Way, Salt Lake City, Utah 84119 for the following purposes:

        1.  To elect five members of the Company's Board of Directors;

        2.  To ratify  the  appointment  of  the Company's independent auditors;
            and

        3. To transact such other business as may properly come before the meeting or any adjournment thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors recommends that an affirmative vote be cast in favor of all nominees and for each of the proposals listed in the proxy card.

        Only the shareholders of record at the close of business on September 29, 2000 are entitled to notice of and to vote at the meeting and any adjournment thereof.

        All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder has previously returned a proxy.

                                        FOR THE BOARD OF DIRECTORS


                                        ----------------------------------------
                                        Frances M. Flood, President and
                                        Chief Executive Officer

                       GENTNER COMMUNICATIONS CORPORATION
               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

        The enclosed Proxy is solicited on behalf of the Board of Directors of Gentner Communications Corporation (the "Company") for use at the Company's Annual Meeting of Shareholders ("Annual Meeting") to be held November 16, 2000 at 3:15 P.M. MST, or at any postponement or adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the above date and time at the Company's offices located at 1825 Research Way, Salt Lake City, Utah 84119. The telephone number at that address is (801) 975-7200.

        These proxy solicitation materials were first mailed on or about October 9, 2000 to all shareholders entitled to vote at the Annual Meeting.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date and Shares Outstanding

        Shareholders of record at the close of business on September 29, 2000 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, 8,560,896 shares of Common Stock were issued and outstanding. Each shareholder will be entitled to one vote for each share of Common Stock held on the record date.

Voting of Proxies

        By completing and returning the accompanying proxy, the shareholder authorizes Frances M. Flood and Susie S. Strohm, as designated on the face of the proxy, to vote all shares for the shareholder. All proxies that are properly signed and dated will be voted as the shareholder directs. If no direction is given, executed proxies will be voted FOR each of the nominees and listed proposals.

Revocability of Proxies

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to Susie S. Strohm, Secretary of the Company, a written notice of revocation, a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Solicitation

        The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and regular employees, without additional compensation, personally or by telephone, facsimile, or telegram.

Deadline for Receipt of Shareholder Proposals

        The Company currently anticipates the Annual Meeting in 2001 will be held on or about November 15, 2001. Any shareholder desiring to submit a proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2001 Annual Meeting of Shareholders should transmit such proposal to the Secretary of the Company on or before June 11, 2001. For any other proposal that a shareholder wishes to have considered at the Company's 2001 Annual Meeting, the shareholder must notify the Company of the proposal on or before August 27, 2001. Proposals for which the Company receives notice after that time will be considered untimely, and the persons serving as proxies will have discretionary authority to vote on such matter at the meeting.

Vote Required for Approval

        A quorum of the shares of the Company must be present at the Annual Meeting in order for the shareholders to take official action. Under Utah law and the Articles of Incorporation and Bylaws of the Company, a quorum will exist if a majority of the shares issued by the Company and entitled to vote on a matter at the Annual Meeting are present, in person or by proxy. Abstentions and broker non-votes will be considered present at the Annual Meeting and will be counted for purposes of determining whether a quorum exists, but abstentions and broker non-votes will not be counted for purposes of determining the vote on any matter currently proposed for action at the Annual Meeting. The election of directors will be determined by plurality vote. The Board of Directors recommends that an affirmative vote be cast in favor of all nominees and for each of the proposals listed in the proxy card.

                           STOCK OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding ownership of the Common Stock of the Company as of September 1, 2000 by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock of the Company, (ii) each director of the Company,
(iii) the Chief Executive Officer and each other executive officer of the Company whose salary and bonus for the year ended June 30, 2000 exceeded $100,000, and (iv) all executive officers and directors of the Company as a group. Each person has sole investment and voting power with respect to the shares indicated, subject to community property laws where applicable, except as otherwise indicated below. The address for each beneficial owner is in care of the Company, 1825 Research Way, Salt Lake City, Utah 84119.

                                                Amount of           Percentage
        Names of Beneficial Owners        Beneficial Ownership(1)   of Class(2)
        --------------------------        ---------------------      ---------

        Edward Dallin Bagley                   1,721,618(3)            20.1%
        Frances M. Flood                         229,327(4)            2.7%
        Susie Strohm                             129,063(5)            1.5%
        Brad R. Baldwin                           96,166(6)            1.1%
        Curtis Hewitson                           41,885(7)            0.5%
        David J. Wiener                           13,250(8)            0.2%
        Randall J. Wichinski                      10,750(9)            0.1%

        Directors and Executive Officers
        as a Group (8 people)                  2,264,734(3-10)         26.5%

1 For each shareholder, the calculation of percentage of beneficial ownership is based on 8,560,896 shares of Common Stock outstanding as of September 1, 2000 and shares of Common Stock subject to options held by the shareholder that are currently exercisable or exercisable within 60 days of September 1, 2000.

2 The percentage ownership for any person is calculated assuming that all the stock that could be acquired by that person within 60 days by option exercise or otherwise, is in fact outstanding and that no other stockholder has exercised a similar right to acquire additional shares.

3 Director. Includes: 1,309,235 shares owned directly; 100,000 shares owned by a corporation controlled by Mr. Bagley; 50 shares owned by Mr. Bagley's wife as custodian for one of Mr. Bagley's daughters; and 312,333 shares held in the Bagley Family Revocable Trust, of which Mr. Bagley is co-trustee, the sole beneficiary of which is Mr. Bagley's mother. Excludes: 50 shares owned by another of Mr. Bagley's daughters who is not a member of his household. Mr. Bagley disclaims beneficial ownership of such 50 shares and the shares owned by the Bagley Family Revocable Trust.

4 President, CEO and Director. Includes: 52,993 shares owned directly; options to purchase 176,334 shares that are exercisable within 60 days.

5 Vice President and CFO. Includes: 29,599 shares owned directly; options to purchase 99,464 shares that are exercisable within 60 days.

6 Director. Includes: 66,166 shares owned directly; options to purchase 25,000 shares that are exercisable within 60 days; and 5,000 shares owned by Mr. Baldwin's wife.

7 Vice President. Includes: 6,135 shares owned directly; options to purchase 35,750 shares that are exercisable within 60 days.

8 Director. Includes: 7,000 shares owned directly; options to purchase 6,250 shares that are exercisable within 60 days.

9 Director. Includes: 4,500 shares owned directly; options to purchase 6,250 shares that are exercisable within 60 days.

10 Includes: An additional 425 shares owned directly by one additional officer; and options to purchase 22,250 shares that are exercisable within 60 days by this officer.

                      PROPOSAL ONE -- ELECTION OF DIRECTORS

        The Company currently has five directors. Five are nominated for re-election at the Annual Meeting to serve until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified. David Wiener was voted in as a director to fill the vacancy left by Edward N. Bagley. Unless otherwise instructed, the proxies will be voted for the election of the five nominees named below. In the event any nominee is unable to serve, the proxies will be voted for a substitute nominee, if any, to be designated by the Board of Directors. The Board of Directors has no reason to believe any nominee will be unavailable.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ELECTION OF THE NOMINEES NAMED ABOVE TO THE BOARD OF DIRECTORS.

Nominees

The following individuals are currently directors of the Company:

                  Name              Age      Principal Occupation        Since
                  ----              ---      --------------------        -----

           Edward Dallin Bagley      62      Attorney                    1994

           Brad R. Baldwin           45      Executive Vice President    1988
                                             and General Counsel of
                                             Idea Exchange, Inc.

           Frances M. Flood          44      Chief Executive Officer     1998
                                             and President

           Randall J. Wichinski      47      President of East           1999
                                             Cincinnati Running
                                             Company, Inc.

           David Wiener              42      President and CEO of        2000
                                             SoundTube Entertainment,
                                             Inc.

        Edward Dallin Bagley has been a Director of the Company since April 1994. Previously, Mr. Bagley served as a Director of the Company from April 1987 to July 1991. Mr. Bagley began practicing law in 1965. Mr. Bagley is currently a director of Tunex International, a chain of automotive engine performance and service centers, NESCO, Inc., Buyers Online.com and 1-800-DISCOUNTS.com. Mr. Bagley received a Juris Doctorate in 1965 from the University of Utah College of Law.

        Brad R. Baldwin has been a Director of the Company since 1988. In February 2000, Mr. Baldwin helped co-found and presently serves as Executive Vice President and General Counsel of Idea Exchange, Inc., an internet company dealing with ideas and intellectual capital. From October 1, 1994 to January 30, 2000, Mr. Baldwin served as President and Chief Executive Officer of Bank One, Utah, a commercial bank headquartered in Salt Lake City, Utah. Mr. Baldwin served as Senior Vice President and General Counsel of Bank One from 1988 until his appointment as President and CEO. From 1981 to 1988, Mr. Baldwin was engaged in the practice of law at the firm of Biele, Haslam, and Hatch in Salt Lake City, Utah. Mr. Baldwin received a Juris Doctorate in 1980 from the University of Washington.

        Frances M. Flood has been a Director of the Company since June of 1998. Ms. Flood joined the Company in October 1996 as Vice-President of Sales and Marketing. She was named President in December 1997 and Chief Executive Officer in June 1998. Prior to joining the Company, Ms. Flood was Area Director of Sales and Marketing for Ernst & Young, LLP, an international accounting and consulting firm. Ms. Flood has over twenty-five years experience in sales, marketing, change management, international business and finance.

        Randall J. Wichinski has been a Director of the Company since June 1999. He is currently President of East Cincinnati Running Company, Inc. From April 1983 to March 1999, Mr. Wichinski was employed at Ernst & Young LLP, an international accounting and consulting firm, serving as a Tax Partner for ten years. He received a bachelor's degree in 1977 and a Masters of Business Administration degree in 1982 from the University of Wisconsin-Madison.

        David Wiener has been a Director of the Company since January 2000. Mr. Wiener has served as President and CEO of SoundTube Entertainment, Inc., a manufacturer of innovative commercial and consumer audio speakers, since January 1995. SoundTube Entertainment is a division of David Wiener Ventures, a product, fashion and image development company founded by Mr. Wiener in 1982. Mr. Wiener received his bachelor's degree in engineering, aerodynamics and art from Hampshire College in Amherst, Massachusetts.

Director Compensation

        All directors serve until their successors are elected and have qualified. The Company pays each director $650 per month for services provided as a director. Directors who are also employees of the Company receive no additional compensation for serving on the Board of Directors.

Committees of the Board of Directors

        The Board of Directors has two committees: the Audit and Compensation Committees. The Audit Committee is currently composed of Mr. Edward Dallin Bagley, Mr. Brad R. Baldwin, Mr. Randall J. Wichinski and Mr. David Wiener. The Compensation Committee is currently composed of Mr. Edward Dallin Bagley, Mr. Brad R. Baldwin, Mr. Randall J. Wichinski and Mr. David Wiener. The Audit

Committee is authorized to review proposals of the Company's auditors regarding annual audits, recommend the engagement or discharge of the Company's auditors, review recommendations of such auditors concerning accounting principles and the adequacy of internal controls and accounting procedures and practices, to review the scope of the annual audit, to approve or disapprove each professional service or type of service other than standard auditing services to be provided by the auditors, and to review and discuss the audited financial statements with the auditors. The Compensation Committee makes recommendations to the Board of Directors regarding remuneration of the executive officers and directors of the Company and administers the incentive plans for directors, officers and key employees.

Meetings of the Board of Directors and Committees

        The Board of Directors held seven meetings during the last fiscal year. The Audit Committee held one formal meeting during the last fiscal year. The Compensation Committee held one formal meeting during the last fiscal year. During the last fiscal year no incumbent director attended fewer than 75 percent of all meetings.

Executive Officers

        Officers are elected to serve, subject to the discretion of the Board of Directors, until their successors are appointed. The executive officers of the Company are as follows:

          Name          Age       Position
          ----          ---       --------

Frances M. Flood        44       President and Chief Executive Officer
Tracy Bathurst          36       Vice President of Technology
Curtis Hewitson         36       Vice President of Human Resources
Susie S. Strohm         40       Vice President of Finance and Chief Financial
                                 Officer

        For the biography of Ms. Flood, see "Directors."

        Tracy Bathurst was named Vice President of Technology in April 2000. He has been with Gentner since 1988, serving in various roles in engineering and engineering management. He is responsible for engineering and technology development for the organization. Prior to joining the Company, Mr. Bathurst worked in the cable television and telecommunications industries for over five years. Mr. Bathurst holds a Bachelor of Science degree from Southern Utah University.

        Curtis Hewitson was named Vice President of Human Resources for Gentner Communications in November 1998. He has been with Gentner since December 1994 serving in Human Resources. He is responsible for all aspects of Human Resources and office administration. Prior to joining the Company, Mr. Hewitson worked in the telecommunications industry for nine years. In 1989, Mr. Hewitson received a Bachelor of Science degree from the University of Utah.

        Susie S. Strohm became Vice President of Finance in 1997 and was named CFO during 1998. In 1996, Ms. Strohm joined the Company as its Controller. She is responsible for all the Company's accounting, financial and tax planning, financial and management reporting, and Securities and Exchange Commission filings. Prior to joining the Company, Ms. Strohm was the Controller for Newspaper Agency Corporation in Salt Lake City, Utah. She graduated from the University of Utah with a Bachelor of Science degree in Accounting, and received her Masters of Business Administration degree from Westminster College.

Executive Compensation

        Summary Compensation

        The following table sets forth the compensation of the Chief Executive Officer of the Company and the other most highly compensated executive officers of the Company for each of the Company's last three fiscal years whose total salary and bonus for the year ended June 30, 2000 exceeded $100,000, for services rendered in all capacities to the Company during such fiscal years.


                           SUMMARY COMPENSATION TABLE


                                 Annual Compensation                Long-Term Compensation
                               --------------------------      ---------------------------------
                                                                    Awards         Payouts
                                                               ----------------- ---------------
                                                                       Securities
                                                    Other      Restric-   Under-           All
                                                   Annual         ted     lying           Other
                                                   Compen-       Stock   Options  LTIP   Compen-
Name and Position      Year    Salary      Bonus   sation       Awards    /SARS  Payouts sation(1)
-----------------      ----    ------      -----   ------       ------    -----  ------- --------

Frances M. Flood      Fiscal
CEO & President        2000  $160,333    $73,700     None        None    50,000   None   $1,802

                      Fiscal
                       1999  $104,912    $66,064     None        None     None    None   $2,022

                      Fiscal
                       1998  $117,310    $16,649     None        None     None    None    None

Curtis Hewitson       Fiscal
Vice President(2)      2000   $73,574    $31,400     None        None    50,000   None   $1,841

                      Fiscal
                       1999   $60,000    $10,278     None        None     None    None   $1,800

Susie Strohm          Fiscal
CFO & Vice President   2000  $100,167    $55,538     None        None    50,000   None   $1,976

                      Fiscal
                       1999   $72,716    $44,414     None        None     None    None   $1,721

                      Fiscal
                       1998   $81,991     $9,849     None        None     None    None    None

1    These  amounts  reflect  the  Company's   contributions   to  the  deferred
     compensation plan (401(k) plan).
2    Mr. Hewitson was not an executive officer until fiscal year 1999.

Stock Options/SARS

The following table sets forth the stock option and SAR grants to the named executive officers for the last fiscal year:

              OPTION/SAR GRANTS IN FISCAL YEAR ENDED JUNE 30, 2000
                               (INDIVIDUAL GRANTS)

                         Number of       Percent of
                        Securities      Total Options
                        Underlying      /SARs Granted    Exercise
                       Options/SARs     to Employees      or Base    Expiration
Name and Position       Granted (#)    in Fiscal Year  Price ($/Sh)     Date
-----------------       -----------    --------------  ------------     ----

Frances M. Flood          50,000              7%          $15.25      6/30/2010

Curtis Hewitson           50,000              7%          $15.25      6/30/2010

Susie Strohm              50,000              7%          $15.25      6/30/2010

     These underlying options will vest in total ("cliff vest") at the end of six years from the date of grant. However, vesting of all or a portion of these options may be accelerated if certain targeted earnings per share goals are met.

        Aggregated Stock Option/SAR Exercises

        The following table sets forth the aggregated stock options and SARs exercised by the named executive officers in fiscal 2000 and the year-end value in-the-money of unexercised options and SARs:


       AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR ENDED JUNE 30, 2000
                      AND FISCAL YEAR-END OPTION/SAR VALUES

                                                   Number of
                                                   Securities             Value of
                                                   Underlying            Unexercised
                                                   Unexercised           In-The-Money
                                                   Options/SARs          Options/SARs
                                                   at FY-End (#)         at FY-End ($)
                         Shares
                        Acquired        Value      Exercisable/          Exercisable/
Name and Position    on Exercise (#) Realized ($)  Unexercisable         Unexercisable(1)
-----------------    --------------- ------------  -------------         ----------------

Frances M. Flood            0             $0       126,334/196,000    $1,632,455/$1,777,575

Curtis Hewitson             0             $0       18,500/116,500       $216,334/$766,353

Susie Strohm                0             $0       71,964/146,500      $914,881/$1,125,227

1 This value was calculated based on the closing stock price of $14.00 on June 30, 2000.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Gentner Research Ltd. ("GRL"), is a related limited partnership, formed on August 1985, in which the Company is the general partner and Edward Dallin Bagley and, among other unrelated parties, certain members of his family, are the limited partners. In 1987 and 1988, GRL sold to the Company proprietary interests in the VRC-1000 (now VRC-2000), VRC-1000 Modem (now VRC-2000) and Digital Hybrid in exchange for royalty payments. Royalty expense recognized by the Company for the years ending June 30, 2000, 1999, and 1998 was $16,000, $39,900 and $43,500, respectively. The following directors and/or executive officers and members of their immediate families have purchased the following interests in GRL:

               Edward Dallin Bagley (Director)...................  10.42%
               The Bagley Family Revocable Trust.................   5.21%
               Robert O. Baldwin (father of Brad Baldwin)........  10.42%

        The Company has also formed a second related limited partnership, Gentner Research II, Ltd. ("GR2L"), also in which it acts as general partner. In fiscal year 1997, GR2L sold proprietary interest in the GSC3000 to the Company in exchange for royalty payments. Royalty expense with GR2L for the years ending June 30, 2000, 1999, and 1998 was $106,084, $82,989 and $54,810. The following directors and/or executive officers and members of their immediate families have purchased the following interests in GR2L:

               Brad R. Baldwin (Director)........................   3.19%
               Robert O. Baldwin (father of Brad Baldwin)........   9.58%
               Edward D. Bagley (Director).......................   6.39%
               The Bagley Family Revocable Trust.................   6.39%

        Mr. Bagley's mother is the sole beneficiary of the Bagley Family Revocable Trust.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of equity securities of the Company. Officers, directors and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, the persons described above have filed all applicable Section 16(a) requirements during the preceding fiscal year, except that the following Forms were filed late: Mr. Wiener's Form 3 upon his election to the Board of Directors; Mr. Edward N. Bagley's Form 4 following his death; Mr. Wichinski's Form 4 relating to an open market purchase of stock; and Mr. Hewitson's Form 4 relating to an open market purchase of stock.

                 PROPOSAL TWO -- RATIFICATION OF THE APPOINTMENT
                             OF INDEPENDENT AUDITORS

        The Board of Directors has appointed Ernst & Young, LLP, as independent auditors for the Company for the current fiscal year, and recommends that the shareholders vote for ratification of such appointment. Ernst & Young, LLP, has served as the Company's independent auditors since 1990.

     Neither Ernst & Young nor any of its members have ever had any direct or indirect financial interest in the Company or been connected with the Company as promoter, underwriter, voting trustee, director, officer, or employee. It is anticipated that a representative of Ernst & Young will attend the Annual Meeting and will be available to respond to questions. It is not anticipated that the representative will make any statement or presentation, although he will have an opportunity to do so if he desires.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.


                                  OTHER MATTERS

        The Board of Directors knows of no other matter to be presented for action at the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

        It is important that your stock be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return the accompanying proxy in the postage-prepaid envelope enclosed for that purpose at your earliest convenience.

                                    FOR THE BOARD OF DIRECTORS



                                    --------------------------------------------
                                    Frances M. Flood, President
                                    and Chief Executive Officer



Salt Lake City, Utah
October 9, 2000








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